Rule 497(e)

File Nos. 002-89550

and 811-03972

FutureFunds Series Account

of Great-West Life & Annuity Insurance Company

Supplement dated January 31, 2006 to the

Prospectus for FutureFunds Series Account

dated May 1, 2005

In the section titled “Fee Table” on page 7-8 of the prospectus, please delete the Example disclosure and replace it with the following disclosure:

These Examples are intended to help you compare the cost of investing in the Group Contract with the cost of investing in other variable annuity contracts. These costs include a Participant’s transaction expenses, contract fees, variable account annual expenses, and Eligible Fund fees and expenses.

The Examples assume that you invest $10,000 under the Group Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. In addition, the Examples assume no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. The Examples also do not take into consideration any fee waiver or expense reimbursement arrangements of the Eligible Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$886	$1,474	$2,088	$3,136

(2) If you annuitize your contract OR if you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$286	$874	$1,488	$3,136

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2005.

The examples do not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted upon full surrender, death or annuitization. The examples also do not include any of the taxes or penalties you may be required to pay if you withdraw all or part of your Participant Annuity Account Value.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Eligible Funds. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.

Please keep this Supplement for future reference.